Exhibit 99.1

TLGY Acquisition Corp. Announces Effectiveness of Registration Statement for Proposed Business Combination

Extraordinary General Meetings Scheduled for March 10, 2026

NEW YORK, NY, Feb. 18, 2026 (GLOBE NEWSWIRE) — TLGY Acquisition Corp. (“TLGY”) (OTC: TLGYF) announced today that the registration statement on Form S-4 (File No. 333-290567) (as amended, the “Registration Statement”), filed by StablecoinX Inc. (“StablecoinX”), relating to the previously announced business combination (the “Business Combination”) between TLGY, StablecoinX and StablecoinX Assets Inc. (“SC Assets”), has been declared effective by the U.S. Securities and Exchange Commission (“SEC”). The extraordinary general meeting of TLGY’s shareholders to be held in connection with the Business Combination (the “Extraordinary General Meeting”) will be held on March 10, 2026. The proxy statement/prospectus relating to the Extraordinary General Meeting will be mailed to TLGY’s shareholders of record as of the close of business on February 4, 2026 (the “Record Date”).

The parties anticipate that the Business Combination will close in the first quarter of 2026, subject to satisfaction of the conditions to the closing of the Business Combination.

About TLGY Acquisition Corporation

TLGY Acquisition Corporation is a blank-check company sponsored by Carnegie Park Capital LLC, whose business purpose is to effect a merger, share exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. TLGY was formed to focus on growth companies through long-term, private equity-style value creation.

About StablecoinX Assets Inc.

SC Assets is a newly-formed company that is expected to operate an infrastructure software and services business, which may include running validators and related technical services, for the Ethena protocol. After the closing, StablecoinX is expected to adopt a multi-year treasury strategy to build a reserve of ENA, the Ethena protocol’s native token.

Additional Information and Where to Find It

In connection with the Business Combination, StablecoinX filed with the Registration Statement with the SEC, which includes a proxy statement of TLGY and a prospectus of StablecoinX. The Registration Statement was declared effective on February 17, 2026. TLGY has mailed the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of the Record Date. The definitive proxy statement/prospectus contains important information about the Business Combination and the other matters to be voted upon at the Extraordinary General Meeting. This communication does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. TLGY and StablecoinX may also file other documents with the SEC regarding the Business Combination. TLGY’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus and any other documents filed in connection with the Business Combination, as these materials may contain important information about TLGY, SC Assets, StablecoinX and the Business Combination.

TLGY’s shareholders and other interested persons may obtain copies of the Registration Statement, including the definitive proxy statement/prospectus, and other documents filed or that will be filed by TLGY and StablecoinX with the SEC, free of charge, through the website maintained by the SEC at www.sec.gov.

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements with respect to the proposed Business Combination include expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding SC Assets, StablecoinX, TLGY and the proposed Business Combination, statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination, the assets held by SC Assets and StablecoinX, the price and volatility of ENA, ENA’s growing prominence as an issuer of digital dollars on-chain, StablecoinX’s listing on any securities exchange, the macro, political and regulatory conditions surrounding ENA, the planned business strategy including StablecoinX’s ability to develop a corporate architecture capable of supporting its treasury initiatives and strategic stake in the Ethena Protocol, plans and use of proceeds, objectives of management for future operations of StablecoinX, the upside potential and opportunity for investors, StablecoinX’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, technological and market trends, future financial condition and performance and expected financial impacts of the proposed Business Combination, the satisfaction of closing conditions to the proposed Business Combination and the level of redemptions of TLGY’s public shareholders, and StablecoinX’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. Forward-looking statements are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to: the risk that the proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities; the risk that the proposed Business Combination may not be completed by TLGY’s business combination deadline; the failure by the parties to satisfy the conditions to the consummation of the proposed Business Combination, including the approval of TLGY’s shareholders and the listing of StablecoinX’s securities on a national securities exchange at closing; failure to realize the anticipated benefits of the proposed Business Combination; the level of redemptions by TLGY’s public shareholders, which may reduce the public float of, reduce the liquidity of the trading market of, and/or impact the ability of, the shares of Class A common stock of StablecoinX to be listed in connection with the proposed Business Combination; the insufficiency of the third-party fairness opinion for the board of directors of TLGY in determining whether or not to pursue the proposed Business Combination; the failure of StablecoinX to obtain or maintain the listing of its securities on any securities exchange after closing of the proposed Business Combination; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Business Combination timely or at all, including in connection with potential regulatory delays or impediments, changes to or a failure to launch the proposed Converge network or changes in ENA prices or for other reasons; costs related to the proposed Business Combination and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; risks relating to StablecoinX’s anticipated operations and business, including the volatile nature of the price of ENA and its ability to operate its business on the proposed Converge network; the risk that StablecoinX’s stock price will be highly correlated to the price of ENA and the price of ENA may decrease between the signing of the definitive documents for the proposed Business Combination and the closing of the proposed Business Combination or at any time after the closing of the proposed Business Combination; risks associated with TLGY, SC Assets and StablecoinX’s ability to consummate the proposed Business Combination timely or at all, including in connection with potential regulatory delays or impediments, changes in ENA prices or for other reasons; risks related to increased competition in the industries in which StablecoinX will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that after consummation of the proposed Business Combination, StablecoinX experiences difficulties managing its growth and expanding operations; the risks that launching and growing StablecoinX’s ENA treasury advisory and services in digital marketing and strategy could be difficult; challenges in implementing StablecoinX’s business plan, due to operational challenges, significant competition and regulation; being considered to be a “shell company” by any stock exchange on which StablecoinX’s Class A Common Stock will be listed or by the SEC, which may impact StablecoinX’s ability to list its securities and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities; the outcome of any potential legal proceedings that may be instituted against StablecoinX, SC Assets, TLGY or others following announcement of the proposed Business Combination, and those risk factors discussed in documents that StablecoinX and/or TLGY has filed, or will file, with the SEC. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that have been and/or will be filed by TLGY with the SEC from time to time, the Registration Statement and the definitive proxy statement/prospectus contained therein, and other documents that have been or will be filed by TLGY and StablecoinX from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither TLGY, SC Assets nor StablecoinX presently know or that TLGY, SC Assets and StablecoinX currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and each of TLGY, SC Assets, and StablecoinX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither TLGY, SC Assets, nor StablecoinX gives any assurance that any of TLGY, SC Assets, or StablecoinX will achieve their respective expectations. The inclusion of any statement in this communication does not constitute an admission by TLGY, SC Assets or StablecoinX or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of TLGY, SC Assets, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this communication.

Participants in the Solicitation

TLGY, SC Assets, StablecoinX and their respective directors and officers may be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Business Combination. More detailed information regarding the directors and officers of TLGY, and a description of their interests in TLGY, is contained in the Registration Statement, including the definitive proxy statement/prospectus contained therein, as well as TLGY’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 5, 2025, and is available free of charge at the SEC’s website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Business Combination and other matters to be voted upon at the Extraordinary General Meeting are set forth in the Registration Statement.

Media Contacts

StablecoinX Assets Inc.

press@stablecoinx.com

TLGY Acquisition Corp.

media@tlgycpc.com

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